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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 3, 2000

                                    TXU CORP.

             (Exact name of registrant as specified in its charter)

          TEXAS                       1-12833                    75-2669310
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
       incorporation)                                        Identification No.)

            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600


                               TXU EUROPE LIMITED

             (Exact name of registrant as specified in its charter)


     ENGLAND AND WALES                001-15709                  98-0188080
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
      incorporation)                                         Identification No.)

          THE ADELPHI, 1-11 JOHN ADAM STREET, LONDON, ENGLAND WC2N 6HT (Address of principal executive offices, including zip code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - 011-44-207-879-8081


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This Form 8-K is filed separately by TXU Corp. ("TXU"), and its wholly-owned subsidiary, TXU Europe Limited ("TXU Europe"). The information contained herein with respect to TXU Europe, other than the financial statements and pro forma financial information to be filed by TXU Europe with respect to the business acquired, is filed by each of TXU and TXU Europe. TXU makes no representation as to the information filed solely by TXU Europe.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS - TXU EUROPE

ITEM 5.   OTHER EVENTS - TXU

     On August 3, 2000, TXU Europe announced its unconditional purchase, through its subsidiary TXU Europe Group plc, of United Utilities plc's retail energy supply business, Norweb Energi (a division of Norweb plc), at a negotiated price of (pound)310 million ($465 million). The transaction also includes the assumption of certain of Norweb Energi's obligations, including its power purchase agreements, which will be integrated into TXU Europe's energy portfolio. Some of these agreements provide for purchases of power by TXU Europe at prices that are currently above market.

     On August 9, 2000, the Office of Gas and Electricity Markets (OFGEM) issued a consultation paper on the regulatory issues involved in the transaction. As the transaction is unconditional, TXU Europe has assumed responsibility for obtaining all necessary regulatory approvals and the risks of failure to obtain such approvals. TXU Europe cannot predict whether there will be any action by OFGEM and, if so, what effect it would have on the business, financial condition or results of operations of TXU Europe.

     Norweb Energi's business is the supply of electricity and gas to industrial, commercial and residential customers. As of June 30, 2000, Norweb Energi had 1.8 million electricity and 0.4 million gas customer accounts. TXU Europe's existing supply business, Eastern Energy Limited, had 2.7 million electricity and 0.7 million gas customer accounts as of June 30, 2000. When combined with Norweb Energi's customers, TXU Europe will be the UK's second largest energy retailer with a total of 5.6 million customer accounts.

     Financing was provided as follows: (pound)115 million ($173 million) through an existing joint sterling-denominated credit facility among TXU Europe, one of its subsidiaries, Chase Manhattan plc, Lehman Brothers International (Europe), Merrill Lynch Capital Corporation, and a group of other banking institutions; (pound)50 million ($75 million) through an existing short-term line of credit with Bayerische Landesbank; and the remainder through cash on hand.

     Also on August 3, 2000, TXU Europe announced that its subsidiary, Eastern Energy Limited, had contracted its customer services operation to Vertex Data Science Limited (Vertex), United Utilities plc's customer services business, for seven years. Customer services include call centers, billing, credit management and debt collection. Eastern Energy's 1,250 customer services staff will transfer to Vertex on September 1, 2000. Vertex will continue to supply customer services to the customers of Norweb Energi, acquired by TXU Europe.


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     This report and other presentations made by TXU or TXU Europe contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU and TXU Europe each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements sections of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Europe's Annual Reports on Form 10-K for the year December 31, 1999 and of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU's and TXU Europe's Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2000, that could cause the actual results of TXU or TXU Europe to differ materially from those projected in such forward-looking statements.

     Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU nor TXU Europe undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU or TXU Europe to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired

          To be filed by TXU Europe by amendment within the time period permitted by this Item.

     (b)  Pro forma financial information

          To be filed by TXU Europe by amendment within the time period permitted by this Item.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                        TXU CORP.


                                        By:  /s/ Jerry W. Pinkerton
                                           -------------------------------------
                                           Name:  Jerry W. Pinkerton
                                           Title: Controller

Date:   August 18, 2000


                                        TXU EUROPE LIMITED

                                        By:  /s/ Scott R. J. Longhurst
                                           -------------------------------------
                                           Name:  Scott R. J. Longhurst
                                           Title: Principal Accounting Officer

Date:   August 18, 2000


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